crexendo®

ride the cloud

Investor Presentation
December 2017
Symbol OTCQX: CXDO



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Safe Harbor

This presentation includes forward-looking statements within the meaning of the federal securities laws. These statements relate to, among other things, our history, our business lines, business strategy, goals , plans and expectations concerning our business, our market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors including risks to the business. These risk factors are explained in detail in the company's filings with the Securities and Exchange Commission including the Form 10-K for fiscal year ended December 31, 2016 and the form's 10-Q for the periods ending March 31, 2017, June 30, 2017 and September 30 2017. In addition risk information is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

Who Is Crexendo?

- **A Fast Growing Technology Leader in The Hosted Telecom Space**
- **Designers of a world class, patented cloud based telecom system with in-house engineering staff that appeals to businesses with 5 to 5000 handsets**
- **5-Time Award Winner of Internet Telephony Excellence Award and Multi-Year Winner of Communications Solutions Product of the Year Award**
- **Tremendous Industry Experienced Company – Exec Mgmt. Team With Over 150 Years Combined Experience**


crexendo
crexendo.com

Leadership Team

Leader	Experience
Steve Mihaylo, CEO (2008)	Founder and formerly CEO of $500 million Inter-Tel sold for $740 million in 2007; 46 years experience in the telecom Industry
Doug Gaylor, President & COO (2010)	Former Sr. VP Sales at Inter-Tel; 30 years experience in the telecom industry
Ron Vincent, CFO (2012)	Senior level Financial Expert & CPA: 18 years experience, former Senior Manager with Ernst & Young; 8 years experience in the telecom industry
Jeffrey Korn, General Counsel (2005)	Senior level Legal Expert: 31 years experience in the legal field with extensive SEC experience
Rich Braband, VP Ops (2011)	Former VP Operations at Inter-Tel; 30 years experience in the telecom industry
Nishith Chudasama, VP of Engineering (2009)	Former Sr. Software Engineer at Inter-Tel; 19 years experience in the telecom industry
Neil Lichtman, Exec. VP of Sales (2017)	Former CEO Zultys; 33 years experience in the telecom industry

Why Invest in Crexendo Now?

- **Fast Growing Industry – 28% CAGR forecast from 2016-2020 and growth to $140 Billion by 2021***
- **Rapid Shift To The Cloud - Approx. 70-75% of businesses today not on the Cloud yet**
- **Crexendo Telecom Revenues Grew 30% YoY in 2016 and 26% YTD '17**
- **Reduced GAAP losses, Non-GAAP losses and cash flow burn every year, reflecting outstanding management of expenses**
- **High Growth + Recurring Revenue = Cash Flow & Higher Multiples!**
- **Reached CASH FLOW POSITIVE and NON-GAAP PROFITABILITY in Q3 '17**

*** Source Zion Research Analysis 2016**

The Telecom Industry is Changing

No

- Capital Expenses
- Maintenance Fees
- Support Fees
- Obsolescence
- Headaches



Everything

- Included
- Up to date
- Mobile
- Secure
- Simple

Businesses save an average of 25-55% on their monthly Telecom expenses and increase productivity when they move to the Cloud!

Crexendo Is The Smart Choice


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HOLD
MSG
MUTE
REDIAL
INFO
CONF
HEADSET
XFER
SPKR
VOLUME

Built For Business

- Saves Money Every Month
- Improves Business Processes
- Adapts to Business Growth
- Survives Through Disasters
- Increases Efficiency

Trusted By IT

- Stays Up To Date
- Improves Security & Reliability
- Optimizes IT Resources
- Simplifies Self-Service Admin

Preferred By Users

- Features Are Easy
- Personalization Is Simple
- Mobility Is Seamless
- Saving Time Is Effortless

Crexendo Revolutionizes The Office


Crexendo Phones
DELL

- UCaaS
- Call Center/ACD
- Mobility
- Collaboration
- Call Recording
- Soft Phones
- Cloud Fax
- Unified Messaging
- Disaster Recovery/Business Continuity
- SMS/Chat
- BYOD (Bring Your Own Device)

Crexendo's Complete Cloud Solution


Cloud IP
CRM Integration
Mobility
Network Services
Disaster Recovery
Unified Communications
crexendo
ride the cloud
Call Centers & ACD
Email Integration
SMB & Enterprise
Multi-Location
Collaboration
REC
Recording & Storage

The Crexendo Difference!

The Crexendo Difference

- Handsets & System Designed, Engineered and Supported in-house (Higher Margins!)
- CLEC vetted & approved everywhere available in US
- Hardware Maintenance and Software Upgrades Included for Full Term
- Most High End Features Included as Standard Offering
- Can provide service to customers who wish to switch carriers, but retain their Polycom, Yealink or Cisco brand phones

The Competition

- Usually third party systems and handsets (Broadsoft, Polycom, Yealink, Cisco, etc.)
- Majority not regulated CLECs
- Maintenance and Software at additional expense
- Most High End Features Require Additional Expense and Packages

Improving Financial Profile

Ticker: CXDO	Year Ended December 31, 2016	Nine Months Ended September 30, 2017
Market Capitalization	$19.7 million	$23.6 million
Outstanding Common Stock	13.7 million	14.3 million
Consolidated revenue increases (over prior period)	17%	11%
Telecom Segment revenue increases (over prior period)	30%	26%
Backlog	$15.9 million	$18.1 million
GAAP loss per share	$(0.21)	$(0.07)
Non-GAAP net loss per share	$(0.13)	$(0.02)

Telecommunications Segment Revenue

Consistent Revenue Growth



2014
2015
2016
YTD 9/30/16
YTD 9/30/17
$8,500,000
$7,500,000
$6,500,000
$5,500,000
$4,500,000
$3,500,000
$2,500,000
$1,500,000
$500,000
NRR
MRR

Telecommunications Gross Margin

Consistent Margin Improvement



Q3 14
Q3 15
Q3 16
Q3 17
70%
60%
50%
40%
30%
20%
10%
0%
39%
48%
57%
66%

Telecommunications Segment Backlog

Consistent Growth in Backlog


Q3 14
Q3 15
Q3 16
Q3 17
$18,500,000
$16,500,000
$14,500,000
$12,500,000
$10,500,000
$8,500,000
$6,500,000
$4,500,000
$2,500,000
$500,000

Net Loss & Non-GAAP Net Loss

Consistent Bottom Line Improvement



2014
2015
2016
YTD 9/30/16
YTD 9/30/17
$-
$(1,000,000)
$(2,000,000)
$(3,000,000)
$(4,000,000)
$(5,000,000)
$(6,000,000)
$(7,000,000)
Non-GAAP
Net Loss

crexendo®

Crexendo’s Growth Strategy

Partner Sales

- Currently at 180 Partners with growth plans to be at 200 by Q1
- Focused on Reseller Partners in 4 Key areas:
  - Traditional Telecom VAR’s
  - Data and B2B VAR’s
  - Managed Service Providers (MSPs)
  - Master Agents
- Tenured staff with a wealth of experience in Channel Partnerships

Direct Sales

- Sell directly to larger sized customers and National Accounts
- Tenured and experienced Direct Sales Team with additional hires planned

Acquisitions

- Actively working on accretive acquisitions of hosted telecom providers for 2018

Questions & Answers



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Appendix

Appendix – Crexendo Cloud Telecom Features

Crexendo Cloud VoIP Features Highlights

- Business-Class Voicemail with E-Mail Delivery
- Extensive Auto Attendant Options
- Free Unlimited Local & Domestic Long Distance Calling
- ACD Hunt Groups with Advanced Routing and Reporting
- Conference Bridge - 20 party audio bridge/pin number
- Customized Music/Message on Hold with Multiple Options
- DID service and Programmable Caller ID
- Keep Existing Business Numbers
- Call Park, Call Retrieve
- Record A Call, Auto Call Record
- Unified Communications
- Cloud Fax Electronic E-Mail
- Disaster Recovery/ Business Continuity
- Crexendo Mobile App for Cell Users

User Features

- Extension Dialing
- Follow Me/Find Me
- Intercom, Hands-free Answer

User Features - Continued

- Call forward/Call transfer/Call waiting
- Paging – Internal and External
- Consultative Transfer
- Blind Transfer
- Local 3-way conference
- Web Portal/User Mgmt.
- HD Speakerphone
- System Admin Portal
- Simultaneous Ring Groups
- ACD Call Center Apps
  - Monitor
  - Barge
  - Whisper
  - Auto Call Record
  - Skills Based Routing
  - Enhanced Reporting
- Enhanced 9-1-1 (E911)
- Callers log, Blacklist
- Do Not Disturb (DND)
- Toll-Free Numbers
- Virtual Numbers
- Many, Many More

Appendix - Reconciliation of Non-GAAP Financial Measures – Fiscal Year 2016

Reconciliation of U.S. GAAP Net Loss to Non-GAAP Net Loss
(Unaudited)

	Year Ended December 31,	
	2016	2015
	(In thousands)	
U.S. GAAP net loss	$ (2,792)	$ (4,541)
Share-based compensation	653	1,306
Amortization of rent expense paid in stock, net of deferred gain	229	228
Amortization of intangible assets	131	210
Amortization of interest expense paid in stock	101	-
Non-GAAP net loss	$ (1,678)	$ (2,797)

Reconciliation of U.S. GAAP Net Loss to EBITDA to Adjusted EBITDA
(Unaudited)

	Year Ended December 31,	
	2016	2015
	(In thousands)	
U.S. GAAP net loss	$ (2,792)	$ (4,541)
Depreciation and amortization	146	270
Interest expense	138	28
Interest and other income	(121)	(314)
Income tax provision/(benefit)	12	(12)
EBITDA	(2,617)	(4,569)
Share-based compensation	653	1,306
Amortization of rent expense paid in stock, net of deferred gain	229	228
Adjusted EBITDA	$ (1,735)	$ (3,035)

Appendix - Reconciliation of Non-GAAP Financial Measures – Q3 2017

Reconciliation of U.S. GAAP Net Loss to Non-GAAP Net Income/(Loss)
(Unaudited)

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
	(In thousands)		(In thousands)	
U.S. GAAP net loss	$ (189)	$ (621)	$ (1,013)	$ (2,267)
Share-based compensation	89	153	481	504
Amortization of rent expense paid in stock, net of deferred gain	-	58	38	172
Amortization of intangible assets	24	33	73	98
Non-cash interest expense	132	37	198	94
Non-GAAP net income/(loss)	$ 56	$ (340)	$ (223)	$ (1,399)
Non-GAAP net income/(loss) per common share:				
Basic	$ 0.00	$ (0.03)	$ (0.02)	$ (0.11)
Diluted	$ 0.00	$ (0.03)	$ (0.02)	$ (0.11)
Weighted-average common shares outstanding:				
Basic	13,951,480	13,411,569	13,824,307	13,316,277
Diluted	14,278,141	13,411,569	13,824,307	13,316,277

Reconciliation of U.S. GAAP Net Loss to EBITDA to Adjusted EBITDA
(Unaudited)

	Three Months Ended September 30, 2017	Three Months Ended September 30, 2016	Nine Months Ended September 30, 2017	Nine Months Ended September 30, 2016
	(In thousands)		(In thousands)	
U.S. GAAP net loss	$ (189)	$ (621)	$ (1,013)	$ (2,267)
Depreciation and amortization	26	36	81	110
Interest expense	135	39	206	105
Interest and other income	(8)	(31)	(17)	(103)
Income tax provision	8	4	16	11
EBITDA	(28)	(573)	(727)	(2,144)
Share-based compensation	89	153	481	504
Amortization of rent expense paid in stock, net of deferred gain	-	58	38	172
Adjusted EBITDA	$ 61	$ (362)	$ (208)	$ (1,468)

APPENDIX - CREXENDO, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except par value and share data)

	September 30, 2017	December 31, 2016
Assets		
Current assets:		
Cash and cash equivalents	$ 1,207	$ 619
Restricted cash	100	100
Trade receivables, net of allowance for doubtful accounts of $28 as of September 30, 2017 and $34 as of December 31, 2016	387	346
Inventories	153	170
Equipment financing receivables	126	121
Prepaid expenses	469	686
Other current assets	8	8
Total current assets	2,450	2,050
Certificate of deposit	-	252
Long-term trade receivables, net of allowance for doubtful accounts of $10 as of September 30, 2017 and $13 as of December 31, 2016	33	43
Long-term equipment financing receivables	78	176
Property and equipment, net	10	18
Intangible assets, net	262	335
Goodwill	272	272
Long-term prepaid expenses	171	251
Other long-term assets	122	136
Total assets	$ 3,398	$ 3,533
Liabilities and Stockholders' Equity		
Current liabilities:		
Accounts payable	$ 63	$ 116
Accrued expenses	936	997
Notes payable, current portion	98	66
Income taxes payable	9	5
Deferred revenue, current portion	984	809
Total current liabilities	2,090	1,993
Deferred revenue, net of current portion	33	43
Notes payable, net of current portion	43	966
Other long-term liabilities	-	16
Total liabilities	2,166	3,018
Stockholders' equity:		
Preferred stock, par value $0.001 per share - authorized 5,000,000 shares; none issued	—	—
Common stock, par value $0.001 per share - authorized 25,000,000 shares, 14,275,555 shares issued and outstanding as of September 30, 2017 and 13,578,556 shares issued and outstanding as of December 31, 2016	14	14
Additional paid-in capital	60,446	58,716
Accumulated deficit	(59,228)	(58,215)
Total stockholders' equity	1,232	515
Total Liabilities and Stockholders' Equity	$ 3,398	$ 3,533

crexendo®

crexendo®

ride the cloud

Thank You!

Symbol OTCQX: CXDO



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